UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 10, 2020

Lord Global Corporation

(Exact name of Company as specified in its charter)

Nevada	001-36877	45-3942184
(State or other jurisdiction of Incorporation)	(Commission File Number	(IRS Employer identification Number

Lord Global Corporation

318 N Carson St. Suite 208

Carson City, NV 89701

(Address of principal executive offices)

Registrant’s Telephone Number, including area code: (816) 304-2686

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 10, 2020, Lord Global Corporation (the “Company”) entered into a Joint Venture and Revenue Sharing Agreement (the “Agreement”) with 81 Logistics Group LLC, founded and owned by Tim Brown, a member of the NFL Hall of Fame (“81 Logistics Group”). As a minority, Black owned company, 81 Logistics Group is one of the only Black owned companies licensed to distribute fuel in all 50 states. A copy of the Agreement is attached as Exhibit 10.1 to this Form 8-K. Pursuant to the Agreement, in consideration for 81 Logistics Group sharing revenues generated by 81 Logistic Group’s contracts with third parties for the purchase and sale of petroleum products pursuant to the terms set forth in the Agreement (the “Revenue Contracts”), the Company has agreed to issue to 81 Logistics Group or its designees 3,500 sharers of Series G Convertible Preferred Stock (the “Series G Preferred”), each convertible into 1,000 shares of the Company’s common stock, par value $0.001 (“Common Stock”). The number of shares of Series G Preferred is subject to adjustment as set forth in the Agreement and beneficial ownership limitations set forth in the Series G Preferred Certificate of Designation, as described below. Reference is made to Item 3.02-Unregistered Sales of Equity Securities, below.

The number of shares of Series G Preferred are subject to adjustment at the six-month and twelve-month anniversaries of the Agreement, based upon the value of the shares compared to the proceeds generated for the Company by the Revenue Contacts. In addition, the conversion rights of 81 Logistics Group (or its designee) are subject to beneficial ownership limitations contained in the Certificate of Designation applicable to the shares of Series G Preferred, in relevant part, as follows:

“provided, however, that in no event shall any Holder be entitled to convert . . . [if] . . . the sum of (1) the number of shares of Common Stock beneficially owned by the Holder and its affiliates . . . and (2) the number of . . . shares issuable upon the conversion of [shares] of Series G Preferred Stock . . . would result in beneficial ownership by the Holder and its affiliates of more than 4.99% of the then outstanding shares of Common Stock.”

The Agreement provides, among other things, that 100% of the proceeds of each Revenue Contract be paid into an account designated by the Company and 81 Logistics Group (the Account”) and the Company shall then be responsible for disbursement of funds from the Account to the Seller, as set forth in each Revenue Contract with the remaining proceeds to be shared between 81 Logistics Group and the Company, which is subject to adjustment based upon the profit margins of each Revenue Contract.

On August 6, 2020, 27 Health Inc. (“27 Health”), the Company’s wholly owned subsidiary, entered into a Mentor-Protégé Agreement (“Mentor Agreement”) with Innovative Regulatory Risk Advisors LLC, a Texas limited liability company and, as a minority, Black owned company, is certified as an SBA 8(a) firm (“IRRA”) licensed to receive contracts from the U.S. Government on a no bid basis. Pursuant to the terms of the Mentor Agreement, which has a term of 3 years subject to a renewal for an additional 3 years and is subject to approval of the U.S. Small Business Administration’s Director, the Company will provide IRRA with funding support and business development planning in furtherance of IRRA’s business, which is to sell a wide variety of products, including petroleum and other energy products, to the U.S. Government.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

Pursuant to the terms of the Joint Venture and Revenue Sharing Agreement with 81 Logistics Group LLC, as discussed in Item 1.01 above, the Company agreed to issue to 81 Logistics Group or its designees 3,500 shares of Series G Convertible Preferred Stock (the “Series G Preferred”). The Company intends to issue the shares of Series G Preferred within ten days. Reference is made to Series G Preferred Certificate of Designation, filed as Exhibit 5.1 hereto.

ITEM 8.01 OTHER EVENTS.

On September 10, 2020, the Company issued a press release announcing that: (i) it had entered into a strategic partnership with 81 Logistics Group LLC [see Exhibit 10.1 hereto]; (ii) 81 Logistics Group LLC has reached an agreement with Exxon Mobile to be a reseller of fuel products [see Exhibit 10.3 hereto] and further disclosing that by becoming an Exxon Mobil reseller, it should enable the Company’s partnership with 81 Logistics Group LLC to perform on its agreement under a major fuel distributor agreement announced in a separate release on August 10, 2020 that should generate over $50 million in revenues per week; and (iii) 27 Health entered into a partnership with Innovative Regulatory Risk Advisors LLC (IRRA), the Company believes that it is in an ideal position to pursue contracts with the U.S. government under the Small Business Administration’s mentor/protégé program. IRRA is an SBA 8(a) licensee, which enables them to sell products to the U.S. federal government on a no bid basis for a period of 9 years.

The Company’s release on September 10 also disclosed that 81 Logistics Group and IRRA, both minority, Black owned businesses, together with the Company’s minority equity interest in a Black owned subsidiary, J.A. Lafayette, should enable the Company to identity a large number of business and investment opportunities in Black owned businesses doing business with both the public and private sector, which the Company believes have been largely ignored for far too long.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following is filed as an exhibit to this report:

Exhibit Number	Title of Document
5.1	Certificate of Designation of Series C Convertible Preferred Stock, filed herewith.
10.1	Joint Venture and Revenue Sharing Agreement between the Company. and 81 Logistics Group LLC dated July 10, 2020, filed herewith
10.2	All Small Mentor-Protégé Agreement between 27 Health Inc. and Innovative Regulatory Risk Advisors LLC dated August 6, 2020, filed herewith.
10.3	Exxon Mobil (Seller) and 81 Logistics Group (Buyer) Letter Agreement dated September 1, 2020, filed herewith
99.1	Press Release issued by the Company dated September 10, 2020, filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 10, 2020

LORD GLOBAL CORPORATION

	By:	/s/ Joseph Frontiere
	Name:	Joseph Frontiere
	Title:	Chief Executive Officer